DELAWARE LIFE ACCELERATOR PRIME® VARIABLE ANNUITY
An individual flexible payment variable annuity
Issued by
Delaware Life Insurance Company
Supplement dated August 17, 2026
to the Prospectus and Updating Summary Prospectus
dated June 30, 2026

This supplement contains information about the Putnam VT Sustainable Future Fund (the “Fund”) that was available as an investment option under your Contract. After the close of business on August 14, 2026, (the “Merger Date”), the Fund was merged with and into the Putnam VT U.S. Research Fund.
At the close of business on the Merger Date, any Contract Value remaining in the Merged Subaccount was automatically transferred to the Putnam VT U.S. Research Subaccount (the “Acquiring Subaccount”). Neither this automatic transfer, nor any transfer out of the Acquiring Subaccount prior to October 16, 2026, will count against the 12 transfers that you are permitted to make each Contract Year.

You can request a transfer in writing at our Service Address, or by calling us at (800) 374-3714. You can request copies of fund prospectuses for the available Subaccounts by calling us at (800) 477-6545, or access them via the customer documentation center on our web site at https://connect.rightprospectus.com/DelawareLife/TAHD/246115208?&site=Annuity.
If you submit a new purchase payment and your standing allocation instructions include the Subaccount that invested in Fund (the “Merged Subaccount”), the purchase payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your purchase payment.
Any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment or withdrawal programs that have not been changed to replace the Merging Subaccount will continue with the Acquiring Subaccount as the replacement.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS DATED JUNE 30, 2026

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.